UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under “Completion of BGC Partners, Inc. Distribution (Spin-Off) of Newmark Group, Inc.” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 8.01.	Other Events.

Completion of BGC Partners, Inc. Distribution (Spin-Off) of Newmark Group, Inc.

On November 30, 2018 (the “Distribution Date”), BGC Partners, Inc. (“BGC Partners” or “BGC”) completed its previously announced pro rata distribution (the “Distribution”) to its stockholders of all of the shares of common stock of Newmark Group, Inc. (“Newmark”) owned by BGC Partners as of immediately prior to the effective time of the Distribution, with shares of Newmark Class A common stock distributed to the holders of shares of BGC Partners Class A common stock (including directors and executive officers of BGC Partners) of record as of the close of business on November 23, 2018 (the “Record Date”), and shares of Newmark Class B common stock distributed to the holders of shares of BGC Partners Class B common stock (consisting of Cantor Fitzgerald, L.P. (“Cantor”) and CF Group Management, Inc. (“CFGM”)) of record as of the close of business on the Record Date. The Distribution was effective as of 12:01 a.m., New York City time, on the Distribution Date.

Based on the number of shares of BGC Partners common stock outstanding as of the close of business on the Record Date, BGC Partners’ stockholders as of the Record Date received in the Distribution 0.463895 of a share of Newmark Class A common stock for each share of BGC Partners Class A common stock held as of the Record Date, and 0.463895 of a share of Newmark Class B common stock for each share of BGC Partners Class B common stock held as of the Record Date. No fractional shares of Newmark common stock were distributed in the Distribution. Instead, BGC Partners stockholders received cash in lieu of any fraction of a share of Newmark common stock that they otherwise would have received in the Distribution.

In the aggregate, BGC Partners distributed 131,886,409 shares of Newmark Class A common stock and 21,285,537 shares of Newmark Class B common stock to BGC Partners’ stockholders in the Distribution. These shares of Newmark common stock collectively represented approximately 94% of the total voting power of the outstanding Newmark common stock and approximately 87% of the total economics of the outstanding Newmark common stock in each case as of the Distribution Date.

On November 30, 2018, BGC Partners also caused its subsidiary, BGC Holdings, L.P. (“BGC Holdings”), to distribute pro rata (the “BGC Holdings distribution”) all of the 1,458,931 exchangeable limited partnership units of Newmark Holdings, L.P. (“Newmark Holdings”) held by BGC Holdings immediately prior to the effective time of the BGC Holdings distribution to its limited partners entitled to receive distributions on their BGC Holdings units who were holders of record of such units as of November 23, 2018 (including Cantor and executive officers of BGC). The Newmark Holdings units distributed to BGC Holdings partners in the BGC Holdings distribution are exchangeable for shares of Newmark Class A common stock, and in the case of the 449,917 Newmark Holdings units received by Cantor also into shares of Newmark Class B common stock, at the current exchange ratio of 0.9793 shares of Newmark common stock per Newmark Holdings unit (subject to adjustment).

Following the Distribution and the BGC Holdings distribution, BGC Partners ceased to be a controlling stockholder of Newmark, and BGC Partners and its subsidiaries no longer held any shares of Newmark common stock or other equity interests in Newmark or its subsidiaries. Cantor continues to control Newmark and its subsidiaries following the Distribution and the BGC Holdings distribution.

Prior to the Distribution, 100% of the outstanding shares of Newmark Class B common stock were held by BGC Partners. Because 100% of the outstanding shares of BGC Partners Class B common stock were held by Cantor and CFGM as of the Record Date, 100% of the outstanding shares of Newmark Class B common stock were distributed to Cantor and CFGM in the Distribution. As of the Distribution Date, shares of Newmark Class B common stock represented 57.8% of the total voting power of the outstanding Newmark common stock and 12.1% of the total economics of the outstanding Newmark common stock. Cantor is controlled by CFGM, its managing general partner, and, ultimately, by Howard W. Lutnick, who serves as Chief Executive Officer and Chairman of BGC Partners. Mr. Lutnick is also the Chairman of the Board of Directors and Chief Executive Officer of Cantor and the Chairman and Chief Executive Officer of CFGM, as well as the trustee of an entity that is the sole shareholder of CFGM. Mr. Lutnick also serves as Chairman of Newmark. Stephen M. Merkel serves as Executive Vice President, General Counsel and Secretary of BGC Partners and Secretary of Newmark, and is employed as Executive Managing Director, General Counsel and Secretary of Cantor.

Previously, on December 19, 2017, Newmark completed its initial public offering (the “IPO”) of shares of its Class A common stock. Prior to the IPO, Newmark was a wholly owned subsidiary of BGC Partners.

A copy of the BGC Partners press release announcing the completion of the Distribution is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Discussion of Forward-Looking Statements About BGC Partners

Statements in this document regarding BGC Partners that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Except as required by law, BGC Partners undertakes no obligation to update any forward-looking statements. For a discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see BGC Partners’ Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in these filings and any updates to such risk factors contained in subsequent Forms 10-K, Forms 10-Q or Forms 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1	BGC Partners, Inc. Press Release, dated November 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: December 6, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated December 6, 2018, Regarding the Completion of BGC Partners’ Distribution of

Shares of Newmark Common Stock]